EXHIBIT 32.2

CERTIFICATION OF VERSATA, INC.

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

REGARDING ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED OCTOBER 31, 2003

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), I, William Frederick, Executive Vice President, Chief Operating and Financial Officer of Versata, Inc., a Delaware corporation (the “Company”), do hereby certify that:

1. The Company’s Annual Report on Form 10-K for the year ended October 31, 2003 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ WILLIAM FREDERICK
William Frederick Chief Financial Officer

Date: January 29, 2004